SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): October 16, 2003



                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)




          CALIFORNIA                  0-26430                   95-4181026
 (State or Other Jurisdiction       (Commission              (I.R.S. Employer
       of Incorporation)            File Number)             Identification No.)





             3151 EAST WASHINGTON BOULEVARD
                 LOS ANGELES, CALIFORNIA                        90023
         (Address of Principal Executive Offices)             (Zip Code)




                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     LEASE OF FACILITIES IN MEXICO

         On October 16, 2003, Tarrant Apparel Group, a California corporation (the "REGISTRANT"), finalized agreements for the previously announced lease of certain of the Registrant's manufacturing facilities in Mexico, including real property and the manufacturing equipment located in the facilities, to entities affiliated with Mr. Kamel Nacif Borge for a period of 6 years commencing as of September 1, 2003. Pursuant to these agreements, the Company leased a substantial portion of its twill mill in Tlaxcala, Mexico, its denim and twill mill in Ajalpan, Mexico, and a substantial portion of the equipment located at these facilities, for a rental fee of $11 million per year. Copies of the Lease Agreements for the Tlaxcala and Ajalpan facilities are attached to this report as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by this reference.

         The Registrant also entered into a management services agreement pursuant to which the affiliates of Mr. Nacif have agreed to manage the operations of the Registrant's remaining facilities in Mexico. The term of the management services agreement also is for a period of 6 years. In addition, pursuant to a purchase commitment agreement, the Registrant has agreed to purchase annually, 6 million yards of fabric manufactured at the facilities leased and/or operated by Mr. Nacif's affiliates. A copy of the purchase commitment agreement is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.

     MATERIAL RELATIONSHIPS WITH REGISTRANT

         Kamel Nacif Borge is the beneficial owner of more than 10% of the Registrant's outstanding common stock. Jamil Textil, S.A. de C.V., an entity controlled by Mr. Nacif, owns 1,724,000 shares of the Registrant's common stock, representing approximately 9% of the Registrant's outstanding common stock. Rosa Lisette Nacif Benavides, the adult daughter of Mr. Nacif, owns 3,000,000 shares of common stock, representing approximately 16% of the Registrant's outstanding common stock.

         On December 31, 2002, the Registrant acquired the denim and twill manufacturing plant in Tlaxcala, Mexico, including all machinery and equipment used in the plant, and the outstanding equity securities of Inmobiliaria Cuadros, S.A. de C.V. ("INMOBILIARIA"), which owns the buildings and real estate on which the plant is located, from Trans Textil International, S.A. de C.V. ("TRANS TEXTIL"), Rosa Lisette Nacif Benavides, Gazi Nacif Borge, and Jorge Miguel Echevarria Vazquez. The purchase price for the machinery and equipment was paid by cancellation of $42 million in indebtedness owed by Trans Textil to the Registrant's Mexican subsidiary, Tarrant Mexico S. de R.L. de C.V. ("TARRANT MEXICO"). The purchase price for the equity securities of Inmobiliaria consisted of a nominal cash payment to the Inmobiliaria shareholders of $500, and the subsequent repayment by the Registrant and its affiliates of approximately $34.7 million in indebtedness of Inmobiliaria to Mr. Nacif, an affiliate of Trans Textil and Inmobiliaria, his daughter Rosa Lisette Nacif Benavides, and certain of their affiliates, which payment was made by: (i) delivery to Rosa Lisette Nacif Benavides of one hundred thousand shares of a newly created, non-voting Series A Preferred Stock of the Registrant, which shares were converted into three million shares of the Registrant's common stock; (ii) delivery to Rosa Lisette Nacif Benavides of an ownership interest representing twenty-five percent of the voting power of and profit participation in Tarrant Mexico; and
(iii) cancellation of approximately $14.9 million of indebtedness of Mr. Nacif and his affiliates.

         Trans Textil, an entity controlled by Mr. Nacif and his family members, was initially commissioned by the Registrant to construct and develop the Tlaxcala plant in December 1998. Subsequent to completion, Trans Textil purchased and/or leased the plant's manufacturing equipment


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from the  Registrant  and  entered  into a  production  agreement  that gave the
Registrant the first right to all production capacity of the plant. This production agreement included the option for the Registrant to purchase the facility and discontinue the production agreement with Trans Textil through September 30, 2002. The Registrant exercised the option and acquired the plant as described above.

         From time to time, the Registrant advanced funds to Mr. Nacif and his affiliates, and Mr. Nacif and such affiliates advanced funds to the Registrant. Immediately prior to the twill mill acquisition, Mr. Nacif and his affiliates owed the Registrant approximately $7.5 million, which indebtedness was cancelled as part of the repayment by Inmobiliaria of indebtedness due Mr. Nacif and his affiliates. The Registrant no longer advances funds to Mr. Nacif.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     PRIVATE PLACEMENT FINANCING TRANSACTION

         On October 17, 2003 and October 24, 2003, the Registrant closed the sales of an aggregate of 881,732 shares of non-voting Series A Convertible Preferred Stock (the "PREFERRED SHARES"), at a price of $38.00 per share, to institutional investors and individual accredited investors. After payment of placement agent fees and other offering expenses, the Registrant received proceeds of approximately $31.1 million. The Registrant intends to use the proceeds of the financing for repayment of debt and general corporate purposes.

         The Registrant entered into a registration rights agreement with the purchasers of the Preferred Shares. Pursuant to this agreement, the Registrant agreed to register the resale by the purchasers of the common stock underlying the Preferred Shares. This registration rights agreement provides that if the Registrant does not register for resale the common shares within 60 days of the closing date (or 150 days, which may be extended until April 14, 2004 in certain circumstances, in the event of a full review of the registration statement by the Securities and Exchange Commission), then the Registrant must pay each of the investors 1% of the per share purchase price paid by such investor for each Preferred Share for each month thereafter that the investor cannot publicly sell the shares of Common Stock underlying the Preferred Share.

         Sanders Morris Harris Inc. acted as placement agent in connection with the private placement financing transaction. For their services as placement agent, the Registrant paid Sanders Morris Harris a fee equal to 7%, or approximately $2,345,400, of the gross proceeds from the financing. The Registrant also paid for the out-of-pocket expenses incurred by Sanders Morris Harris and all purchasers in the amount of $45,000. In addition, the Registrant issued to Sanders Morris Harris a warrant to purchase 881,732 shares of our common stock at an exercise price of $4.65 per share. The warrant vests and becomes exercisable in full on April 17, 2003 and has a term of 5 years.

         Copies of the form of Subscription Agreement, Registration Rights Agreement, Placement Agent Agreement, and Common Stock Purchase Warrant are attached to this report as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively, and are incorporated herein by this reference.

     TERMS OF SERIES A CONVERTIBLE PREFERRED STOCK

         Except as required by law, the Preferred Shares have no voting rights. The Preferred Shares accrue dividends, commencing on March 1, 2004, at an annual rate of 5% of the initial stated value of $38.00 per share, payable quarterly. In the event of a liquidation, dissolution or winding-up of the Company, the Preferred Shares will be entitled to receive, prior to any distribution on the common stock,


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a distribution  equal to the initial  stated value of the Preferred  Shares plus all accrued and unpaid dividends.

         Following approval by the Registrant's shareholders of the conversion of the Preferred Shares, each Preferred Share will be convertible, at the option of the holder, into 10 shares of our common stock (as adjusted for stock dividends, combinations, splits or similar events), for an aggregate of 8,817,320 shares of common stock. In the event the Registrant's shareholders approve the issuance of the common stock upon conversion of the Preferred
Shares, each of the purchasers of the Preferred Shares has agreed to promptly convert all Preferred Shares into common stock.

         A copy of the Registrant's Certificate of Determination of Preferences, Rights and Limitations of Series A Convertible Preferred Stock is attached to this report as Exhibit 4.1, and is incorporated herein by this reference.

     PRESS RELEASES

         On October 20, 2003, the Registrant issued a press release announcing the first closing of the private placement financing and the execution of the lease agreements for the Mexico facilities, and providing guidance for fiscal year 2004 financial results. A copy of the press release is attached to this report as Exhibit 99.6 and is incorporated herein by this reference. On October 27, 2003, the Registrant issued a press release announcing the second and final closing of the private placement financing. A copy of the press release is attached to this report as Exhibit 99.7 and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of business acquired.

                  None.

         (b) Pro forma Financial Information.

                  None.

         (c) Exhibits.

             The following exhibits are filed herewith:

             EXHIBIT
             NUMBER       DESCRIPTION
             -------      -----------

             2.1 Lease Agreement, dated as of August 29, 2003, between Tarrant Mexico S. de R.L. de C.V. and Acabados Y Cortes Textiles S.A. de C.V.

             2.2 Lease Agreement, dated as of August 29, 2003, between Tarrant Mexico S. de R.L. de C.V. and Acabados Y Cortes Textiles S.A. de C.V.

             4.1 Certificate of Determination of Preferences, Rights and Limitations of Series A Convertible Preferred Stock.

             99.1 Purchase Commitment Agreement, dated October 16, 2003, between Tarrant Mexico S. de R.L. de C.V. and Acabados Y Cortes Textiles S.A. de C.V.


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             99.2         Form of Subscription  Agreement between the Registrant
                          and the Purchaser to be identified therein.

             99.3 Registration Rights Agreement dated October 17, 2003 among the Registrant and Sanders Morris Harris Inc. as agent and attorney-in-fact for the Purchasers identified therein.

             99.4 Placement Agent Agreement dated October 13, 2003 between the Registrant and Sanders Morris Harris Inc.

             99.5 Common Stock Purchase Warrant dated October 17, 2003 between the Registrant and Sanders Morris Harris Inc.

             99.6 Press release dated October 20, 2003 issued by the Registrant.

             99.7 Press release dated October 27, 2003 issued by the Registrant.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TARRANT APPAREL GROUP



Date:    October 27, 2003           By:      /s/ Patrick Chow
                                       -----------------------------------------
                                             Patrick Chow
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION
-------      -----------

2.1 Lease Agreement, dated as of August 29, 2003, between Tarrant Mexico S. de R.L. de C.V. and Acabados Y Cortes Textiles S.A. de C.V.

2.2 Lease Agreement, dated as of August 29, 2003, between Tarrant Mexico S. de R.L. de C.V. and Acabados Y Cortes Textiles S.A. de C.V.

4.1 Certificate of Determination of Preferences, Rights and Limitations of Series A Convertible Preferred Stock.

99.1 Purchase Commitment Agreement, dated October 16, 2003, between Tarrant Mexico S. de R.L. de C.V. and Acabados Y Cortes Textiles S.A. de C.V.

99.2 Form of Subscription Agreement between the Registrant and the Purchaser to be identified therein.

99.3         Registration  Rights  Agreement  dated  October  17, 2003 among the
             Registrant   and   Sanders   Morris   Harris   Inc.  as  agent  and
             attorney-in-fact for the Purchasers identified therein.

99.4 Placement Agent Agreement dated October 13, 2003 between the Registrant and Sanders Morris Harris Inc.

99.5 Common Stock Purchase Warrant dated October 17, 2003 between the Registrant and Sanders Morris Harris Inc.

99.6         Press release dated October 20, 2003 issued by the Registrant.

99.7         Press release dated October 27, 2003 issued by the Registrant.


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